SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

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|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as Permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              QUANTA SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                EXPLANATORY NOTE

                  Quanta Services, Inc., a Delaware corporation ("Quanta Services"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on May 10, 2002 in connection with the solicitation of proxies for electing the board of directors of Quanta Services at the 2002 annual meeting of Quanta Services' stockholders.

                                      # # #


                             [QUANTA SERVICES LOGO]

May 9, 2002

Dear Fellow Employees:

As Aquila continues its campaign to take control of Quanta in a proxy contest at Quanta's annual meeting of stockholders, many of you have asked if there is anything you can do to help. We are writing to you today to tell you that the most important contribution you can make is to stay focused on Quanta's business and continue doing your best to provide the highest levels of service to Quanta's customers.

Of course, those of you who are Quanta stockholders, either individually or through the Company plans, can also support Quanta's current Board of Directors by SIGNING AND RETURNING QUANTA'S WHITE PROXY CARD immediately when you receive your proxy materials for the May 23, 2002 annual meeting of stockholders.

YOUR VOTE ON THE WHITE PROXY CARD IS IMPORTANT.

Many of you have contacted us with questions about the proxy process and we have prepared the following Q&A, which we hope addresses most of your questions. You can also call our proxy solicitors - MacKenzie Partners at 1-800-322-2885 - who have been retained to help us beat Aquila.

   Q. HOW DO I VOTE IN FAVOR OF QUANTA?
      In the proxy package that you will receive from Quanta or your broker, you will receive a WHITE proxy card with which to vote. Only the WHITE proxy card allows you to vote for Quanta's current Board of Directors. We urge you to vote FOR the slate of directors on the WHITE proxy card and to mail back ONLY the WHITE proxy card in the enclosed postage-paid envelope. You will receive a proxy card for each brokerage account that you hold. So, if you have multiple accounts, like a 401K account or an employee stock purchase plan account, you will receive more than one proxy mailing. Each of those proxy mailings will have a proxy card. It is very important that you vote, sign, date and return each WHITE proxy card that is sent to you.

   Q. WHEN WILL I RECEIVE MY PROXY MATERIALS? AND HOW MANY SETS OF PROXY MATERIALS WILL I RECEIVE? You should receive Quanta's proxy materials in the mail within the next few days, and you will receive several mailings from us between now and the May 23 meeting. You can also expect to receive mailings from Aquila.

   Q. WHAT SHOULD I DO IF I RECEIVE MULTIPLE MAILINGS?
      If you have already signed and returned the WHITE proxy card for each account that you hold, you can ignore all future mailings. If not (or if you are not sure), we urge you to sign the WHITE proxy cards for each account that you hold as soon as possible so that you can be sure your vote is counted. If you receive a GOLD proxy card from Aquila, we urge you to ignore it and throw it away.


             1360 Post Oak Blvd., Suite 2100, Houston, TX 77056-3023 Ph 713.629.7600 Fax 713.629-7676 www.quantaservices.com

   Q. CAN'T I SEND A PROTEST VOTE ON THE GOLD CARD?
      No. If you attempt to register a protest vote against Aquila by opposing Aquila's slate of nominees using the GOLD card, you may unintentionally cancel an earlier WHITE proxy card vote in support of Quanta's current board. ACCORDINGLY, WE STRONGLY URGE YOU TO DESTROY ALL GOLD CARDS AND NOT TO SEND ANY VOTES IN PROTEST. The best way to prevent Aquila's unwanted bid for control is to ignore their materials and concentrate on running the business of our company.

   Q. WHY DO YOU ANTICIPATE SENDING SEVERAL MAILINGS TO STOCKHOLDERS? While we are proud of Quanta's performance in this challenging economic environment and confident that stockholders will support Quanta's existing board, we want high participation. It is typical in proxy contests to send several letters and proxy cards to ensure that everyone eligible to vote actually does vote, and that they haven't misplaced their package.

   Q. CAN I VOTE BY TELEPHONE OR THE INTERNET?
      No. As Aquila has mailed its proxy materials, you are no longer able to vote via telephone or the Internet.

   Q. WHAT DOES THE PROXY CARD LOOK LIKE?
      Two types of WHITE proxies are being mailed to Quanta's stockholders and you will receive one or both forms depending on the type of account(s) in which you hold your Quanta shares. It is important to note that both forms contain the same slate of directors; only the layout of the forms is different.

      The first type of card (shown below with a black mark indicating support for Quanta's Board) is being mailed to stockholders who hold Quanta shares directly. Completed cards should be signed, dated and mailed to Quanta as soon as possible using the self-addressed, postage paid envelope that came with the proxy.


      [GRAPHIC OF COMMON STOCK PROXY CARD]

      The second type of voting form (shown below with a black mark indicating support for Quanta's Board) is being mailed to participants in the Employee Stock Purchase Plan ("ESPP") and Stock Employee Compensation Trust ("SECT"). Completed cards should be signed, dated and mailed to Quanta as soon as possible using the self-addressed, postage paid envelope that came with the proxy. For your vote on this card to count, it must be received no later than 5:00 P.M. EDT ON MAY 20, 2002.

 [GRAPHIC OF EMPLOYEE STOCK PURCHASE PLAN AND STOCK EMPLOYEE COMPENSATION TRUST
                            VOTING INSTRUCTION CARD]



   Q. HOW CAN I TELL THE DIFFERENCE BETWEEN THE PROXY MATERIALS I RECEIVE FROM QUANTA AND THOSE FROM AQUILA?
      Quanta's stockholder letters will be clearly marked with the Quanta logo and will contain a WHITE proxy card. The materials you receive from Aquila will contain a GOLD proxy card that will ask you to vote for its slate. We urge you to discard any mailings you get from Aquila.

   Q. I DON'T OWN MANY SHARES. IS IT REALLY THAT IMPORTANT THAT I VOTE? Yes. Every single vote counts.

   Q. WILL I GET ANY PHONE CALLS AS PART OF THIS PROCESS?
      Yes, you are likely to get phone calls from our proxy solicitor, MacKenzie Partners, a firm we have retained to help us beat Aquila. They will be calling to see if you have received your WHITE proxy card and to assist you if you have any questions. It is possible that you may get phone calls from Aquila's proxy solicitor, Morrow & Company. If that call happens, we urge you to politely decline interest in listening and hang up.

   Q. I SEE THAT YOU CAN VOTE "FOR" OR "WITHHOLD" FOR DIRECTORS. IS WITHHOLDING THE SAME AS SUPPORTING QUANTA?
      No, the only way to register your vote in support of Quanta's board is to check the "FOR" box on the WHITE proxy card and then send it in to Quanta. Withholding could actually serve as a vote against the existing board. If you wish to vote for the Quanta Board, vote only the WHITE proxy card. Do not check the "withhold" box for Aquila's slate on the GOLD card as that may revoke any previous WHITE cards that you voted. We urge you to discard the GOLD Aquila proxy card.

   Q. WHAT HAPPENS IF I SIGN AND RETURN MORE THAN ONE PROXY CARD?
      The very last dated proxy card for each brokerage account that you own that is received by the May 23 annual meeting will be the only vote that is counted for that account. It will replace any previous proxy cards you may have signed for that account. Therefore, it is not necessary to keep signing and sending proxy cards once you have already signed, dated and mailed the WHITE proxy card for each separate brokerage account that you own. If you sign Aquila's GOLD card intentionally or by mistake and want to change your mind to support Quanta's current board, you can simply sign and date a WHITE proxy card for each separate brokerage account and send it in before the annual meeting. Again, the last dated proxy card received will count as your vote.

   Q. WHEN MUST I RETURN MY PROXY CARD FOR IT TO COUNT?
      The Company must receive your proxy card by May 23, 2002, the date of the annual meeting. BUT DON'T WAIT. VOTE TODAY. If you hold your shares directly, you can revoke your proxy card and cast your vote in person if you attend the annual meeting. Even if you plan on attending the annual meeting, we encourage you to promptly vote and mail your WHITE proxy card. IF YOU HOLD SHARES THROUGH THE EMPLOYEE STOCK PURCHASE PLAN, THE COMPANY MUST RECEIVE YOUR PROXY CARD FOR THOSE SHARES BY 5:00 P.M. (EDT) ON MAY 20, 2002 FOR YOUR VOTE TO COUNT.

   Q. HOW MANY VOTES DO I HAVE?
      Each share of common stock you own equals one vote. Additionally, if you participated in Quanta's Employee Stock Purchase Plan during either of the 2001 buy periods, you are entitled to direct the vote of a portion of the shares held in Quanta's Stock Employee Compensation Trust.

   Q. IS IT NECESSARY FOR ME TO ATTEND THE ANNUAL MEETING IN PERSON FOR MY VOTE TO COUNT?
      No. As in past years, your wishes can be expressed by sending in a signed WHITE proxy card.

   Q. I'M A QUANTA STOCKHOLDER AND DIDN'T RECEIVE A PROXY. WHY? AND WHAT SHOULD I DO?
      There may be a reason you did not receive your proxy. If you purchased your shares after April 29, you are not eligible to vote at this year's annual meeting. If your shares are held in a brokerage account, your broker may not have forwarded your proxy or may not have your current address. You should call your broker to check on this immediately. If you think you are eligible to vote and you have not received any proxy materials, please call MacKenzie Partners (1-800-322-2885).

If we have not answered every question you have about the proxy process, we encourage you to call MacKenzie Partners (1-800-322-2885).

We want you to know that we are absolutely committed to soundly defeating Aquila. We take no one's support for granted and we hope that you will vote with us in this important matter. We appreciate your many calls, letters and emails and we will, as always, try to keep you informed of any significant developments. Thank you.





Very truly yours,

/s/ Vincent D. Foster               /s/ John R. Colson

Vincent D. Foster                   John R. Colson
Chairman                            Chief Executive Officer

Important Information

Quanta Services, Inc. has filed a proxy statement with the Securities and Exchange Commission relating to Quanta's solicitation of proxies from its stockholders with respect to the Quanta Services, Inc. 2002 annual meeting of stockholders. QUANTA SERVICES, INC. ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT IN ITS ENTIRETY, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Quanta's proxy statement and other relevant documents are available for free at www.sec.gov. You may also obtain a free copy of Quanta's proxy statement by writing to Quanta Services, Inc. at 1360 Post Oak Boulevard, Suite 2100, Houston, Texas 77056 or by contacting MacKenzie Partners, Inc., toll free at 1-800-322-2885. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Quanta's stockholders is available in the proxy statement filed by Quanta with the SEC.

This letter contains various forward-looking statements and information, including management's expectations regarding the future performance of Quanta. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions including, among other matters, future growth in the electric utility and telecommunications outsourcing industry and the ability of Quanta to complete acquisitions and to effectively integrate the operations of acquired companies, and uncertainties relating to Aquila's hostile proxy fight for the Company, as well as general risks related to the industries in which Quanta, its customers and its suppliers operate. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a discussion of the risks, investors are urged to refer to the Company's reports filed under the Securities Exchange Act of 1934, as amended.